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                                                                    EXHIBIT 10.9

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM.

                              5% CONVERTIBLE NOTE

$1,000,000                                                    New York, New York
                                                              April 5, 1995

     FOR VALUE RECEIVED, Giga Information Group, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Friday Holdings, L.P. or its successors and assigns (the "Payee" or "Holder"), the principal sum of $1,000,000 on April 5, 1998 (the "Maturity Date"), and to pay interest on the unpaid principal amount hereof from the date hereof until such principal is paid at the rate of five percent (5%) per annum, non-compounded, payable as set forth below. All amounts referred to in this Note are expressed and payable in United States dollars.

     Section 1.  Interest.
                 --------

     Interest (computed on the basis of a 360 day year for the actual number of days elapsed in the period for which interest is being computed) shall be payable on the Maturity Date. If the Maturity Date shall not be a business day, then the interest that would otherwise become due and payable on such date shall instead become due and payable on the next succeeding business day; provided,
                                                                    --------
however, that such extension of time shall be included in the computation of
- -------
interest due in conjunction with such payment.

     Section 2.  Prepayment.
                 ----------

     The Company may, at its option at any time and from time to time, upon 20 days' prior written notice to the Holder, prepay the principal amount of this Note, in whole or in part, without premium or penalty. Such prepayment of principal shall be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid to the date of prepayment.

     Section 3.  Representations and Warranties of the Company.
                 ---------------------------------------------

     The Company represents and warrants as follows:

     (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     (b) The execution, delivery and performance by the Company of this Note are within the Company's corporate powers, have been duly authorized by all

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necessary corporate action, and do not contravene (i) the Company's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Company.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Note.

     (d) This Note is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

     Section 4.  Conversion of Note.
                 ------------------

     Section 4.1.  Conversion.  From the date hereof until the Maturity Date (or
                   ----------
such earlier date, if this Note is prepaid in accordance with Section 2 hereof), at the election of the Holder, $1,000,000 principal amount of this Note may be converted at any time and from time to time, in whole or in part, on a pro rata basis, into 2.67% of the fully paid and nonassessable shares of the Common Stock of the Company based upon an equity capitalization for the company of up to $5 million. To the extent the equity capitalization of the Company exceeds $5 million, all shareholders of the Company will be diluted proportionately.

     Section 4.2.  Manner of Conversion.  This Note may be converted in whole or
                   --------------------
in part by the Holder as provided above by surrender of the Note (the "Converted Note") together with a written notice from the Holder (a "Conversion Notice") addressed to the Company at the address set forth in Section 7. The Conversion Notice shall specify the principal amount of the Note as to which the Holder elects to exercise its conversion right and, if other than the Holder, the name and address of the person or persons to whom share certificates for the shares of Common stock to be issued upon such conversion are to be issued. The conversion shall be deemed to have been effected at the close of business on the date on which the converted Note shall have been so surrendered to the Company, and at such time the rights of the Holder shall, to the extent of the principal amount thereof converted, cease and the person or persons in whose name or names any certificate or certificates for shares of Common stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record thereof. Upon such conversion, the accrued but unpaid interest on the Note shall be cancelled to the extent of the pro rata portion of the Note so converted.

     Section 4.3.  Partial Conversion.  Upon a conversion, the Company shall, at
                   ------------------
its expense, issue to the Holder a new note in substantially the form of this Note representing the principal amount not so converted.

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     Section 4.4.  Delivery of Share Certificates; Fractional Shares.  As
                   -------------------------------------------------
promptly as practicable after the surrender of the converted Note, the Company at its expense will cause to be issued in the name of and delivered to the Holder (or in the name of and to the person or persons specified in the Conversion Notice) a certificate or certificates representing the number of shares of Common stock to which the Holder shall be entitled upon such conversion. No fractional shares of Common stock or scrip representing such fractional shares shall be issued upon any such conversion hereunder. If any fractional shares otherwise would be deliverable upon conversion, such fraction shall be rounded up if one-half or more, or otherwise rounded down, to the nearest whole number.

     Section 4.5.  Adjustment Upon Merger, etc.  If any capital reorganization
                   ----------------------------
or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or a material amount of the Company's assets to another corporation shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for the Common Stock, then lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified in this Section 4.5 and in lieu of the shares of the Common Stock immediately theretofore receivable upon the conversion of this Note, securities or assets as may be issued or distributable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common stock immediately theretofore receivable upon conversion of this Note had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of this Note.

     Section 4.6.  Notice of Adjustment.  In case at any time:
                   --------------------

     (a) there shall be any capital reorganization, or classification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its stock or assets to, another person or persons; or

     (b) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder at the address set forth in
Section 7, (1) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record date shall be selected for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution,

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liquidation or winding up, and (2) in the case of any such reorganization, reclassification, consolidation, merger, sale dissolution, liquidation, winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. The failure to give any such notice shall not invalidate any such corporate action.

     Section 5.    Events of Default; Remedies.
                   ---------------------------

     Section 5.1.  Events of Default.  An "Event of Default" occurs if:
                   -----------------

     (a) there is a default in the payment of the principal or interest of this Note when the same becomes due and payable at maturity or otherwise;

     (b) any representation or warranty made by the Company (or any of its officers) under or in connection with this Note shall prove to have been incorrect in any material respect when made;

     (c) the Company shall fail to perform or observe any other term, covenant or agreement contained in this Note on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof sh all have been given to the Company by the Holder;

     (d) the Company or any subsidiary of the Company pursuant to or within the meaning of any Bankruptcy Law;

                  (i)  commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (iv) makes a general assignment for the benefit of its creditors; or

     (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company or any subsidiary of the Company in an involuntary case,

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                  (ii) appoints a Custodian of the Company or any subsidiary of the Company or for all or substantially all of its property, or


                  (iii) orders the liquidation of the Company or any subsidiary of the Company,

and, in each case, the order or decree remains unstayed and in effect for 60 days.

     The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     Section 5.2.  Acceleration.  If any Event of Default (other than an Event
                   ------------
of Default in respect of the company specified in clause (d) or (e) of Section 5.1) occurs and is continuing, the Holder may, by written notice to the Company, declare the unpaid principal of and any accrued interest on this Note to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (d) or (e) of
Section 5.1 occurs in respect of the Company, such an amount shall become and be immediately due and payable without any declaration or other act on the part of the Holder. The Holder may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree of a court or governmental agency and if all existing Events of Default except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived. No such rescission shall affect any subsequent default or Event of Default or impair any right consequent thereto.

     Section 6. No Distributions.
                ----------------

     The Company will not, so long as the Note remains unpaid, pay any cash dividends or make any cash distributions in respect of its capital stock.

     Section 7. Replacement of Note.
                -------------------

     Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any loss, theft or destruction, upon delivery of an appropriate indemnification agreement rom the Holder, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company at its expense will execute and deliver, in lieu thereof, a new Note of like tenor, dated the date to which interest on such lost, stolen, destroyed or mutilated Note has been paid.

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     Section 8. Notices.
                -------

     Any notice or communication hereunder is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

                If to the Company:

                Gideon Gartner
                64 Bermuda Road
                Westport, CT  06880

                Telecopy:  (303) 544-0536

                If to the Holder:

                Friday Holdings, L.P.
                c/o Kenneth H. Heitner
                Weil, Gotshal & Manges
                767 Fifth Avenue
                New York, N.Y.  10153

                Attention:  Paul Zazzera
                Telecopy:  (212) 310-8007

     The Company or the Holder by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Section 9. No Waiver.
                ---------

     No failure on the part of the Holder to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder or any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive and are in addition to all others that may be provided by application of law and other agreements and documents.

     Section 10.  Successors and Assigns.
                  ----------------------

     This Note may be assigned (including, without limitation, distributing this Note to the partners of Holder or their respective affiliates) or pledged as security by the Holder from time to time without the consent of the Company, and in the event

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of any such assignment, the obligations of the company hereunder shall inure to the benefit of all such assigns and successors thereto.

     Section 11.  Severability.
                  ------------

     The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part pursuant to applicable law by a governmental authority having jurisdiction, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of that term or provision in any other jurisdiction or any of the remaining terms and provisions of this Note in any jurisdiction.

     Section 12.  Amendment.
                  ---------

     This Note may not be changed or terminated orally, and in any event no amendment, modification or waiver of any term or provision of this Note, shall be effective unless in writing and signed by the Holder.

     Section 13.  Governing Law.  This Note is made and delivered in New York,
                  -------------
and shall be construed in accordance with and governed by the internal laws of New York.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered to the Holder by a duly authorized officer on the date and year first above written.

                                    GIGA INFORMATION GROUP, INC.



                                    By: /s/ Michael J. Kolesar
                                       -----------------------
                                    Name: MICHAEL KOLESAR
                                         ---------------------
                                    Title: PRESIDENT & CFO
                                           -------------------

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